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                          SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C. 20549


                                      ----------


                                       FORM 8-K


                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                            SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported):     June 18, 1999
                                                  ------------------------


                                         TRW Inc.
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                  (Exact Name of Registrant as Specified in Charter)



Ohio                                     1-2384                        34-575430
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 (State or Other Jurisdiction          (Commission              (I.R.S. Employer
  of Incorporation )                   File Number)       Identification Number)



1900 Richmond Road, Cleveland, OH                                          44124
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(Address of Principal Executive Offices)                              (Zip Code)



Registrant's telephone number, including area code   (216) 291-7000
                                                  ------------------------------



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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.       Other Events

         On June 18, 1999, TRW Inc. (the "Company") issued a press release announcing the sale of $1 billion aggregate principal amount of debt securities. The securities consist of $575 million aggregate principal amount of Floating Rate Notes due 2000, and $425 million aggregate principal amount of 6.45% Notes due 2001. A copy of the press release is attached as Exhibit 99 and is incorporated herein by reference.

         The securities were sold in a private placement under Rule 144A under the Securities Act of 1933. The proceeds from the sale of the Securities will be used to repay a portion of the commercial paper borrowings incurred in connection with the Company's acquisition of LucasVarity plc.


Item 7.       Financial Statements and Exhibits

              (a)     Not applicable.
              (b)     Not applicable.
              (c)     Exhibits.

                     (99) Press release issued by TRW Inc., dated June 18, 1999.



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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            TRW Inc.



                                            By:   /s/ Kathleen A. Weigand
                                                  ------------------------------
                                                  Kathleen A. Weigand
                                                  Vice President, Assistant
                                                  General Counsel and
                                                  Assistant Secretary


DATE:  June 21, 1999


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                                  EXHIBIT INDEX




   Exhibit Number      Description
   --------------      -----------

        (99)           Press release issued by TRW Inc., dated June 18, 1999.